EXHIBIT 10.12

                          (ALL AMOUNTS IN U.S. DOLLARS)

                              VALUESTAR CORPORATION

                        15% SUBORDINATED PROMISSORY NOTE
                (First Amendment to note dated November 15, 1998)


FOR VALUE RECEIVED, ValueStar Corporation, the undersigned Colorado corporation (together with all successors, the "Company"), and DAVRIC CORPORATION, a Nevada corporation (Noteholder) hereby renews and amends that certain promissory note dated November 15, 1998 in the principal amount of $300,000 by amending the following terms:

         o The Maturity Date is amended to June 30, 2000.

The Company in connection with this renewal has issued to Noteholder warrants on 30,000 common shares by separate agreement as additional consideration for the Note and this renewal.

      IN WITNESS WHEREOF, the undersigned Company and Noteholder have executed this First Amendment effective as of June 30, 1999.

                                        VALUESTAR CORPORATION



                                        By /s/ JAMES A. BARNES
                                        James A. Barnes, Secretary and Treasurer


                                        DAVRIC CORPORATION



                                        By /s/ JERRY E. POLIS
                                        Jerry E. Polis, President